Exhibit 99.1

Execution

Version

AMENDMENT NO. 4 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of July 26, 2011 to be effective as of June 30, 2011 (the “Fourth Amendment Effective Date”), is by and among FIFTH THIRD BANK, an Ohio banking corporation (in its individual capacity, “Fifth Third”), as agent (in such capacity as agent, “Agent”) for itself and all other lenders from time to time a party to the Loan Agreement referred to below (“Lenders”), LENDERS, ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“Addus South Carolina”), ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation (“Addus Delaware”; Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition, Professional Reliable, Addus South Carolina and Addus Delaware are collectively referred to as “Borrowers”), ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”; Holdings is referred to herein as the “Guarantor”; and Borrowers and the Guarantor are collectively referred to herein as the “Credit Parties”), each having its principal place of business at 2401 S. Plum Grove Road, Palatine, Illinois 60067.

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and the Guarantor are parties to that certain Loan and Security Agreement, dated as of November 2, 2009, as amended by that certain Consent and Amendment No. 1 to Loan and Security Agreement dated as of March 18, 2010, that certain Amendment No. 2 to Loan and Security Agreement dated as of July 26, 2010 and that certain Joinder, Consent and Amendment No. 3 to Loan and Security Agreement dated as of May 24, 2011 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, subject to the terms and conditions of the Loan Agreement, the Lenders agreed to make available to the Borrowers (a) Revolving Loans in the maximum aggregate principal amount of $55,000,000 and (b) a Term Loan in the maximum aggregate principal amount of $5,000,000;

WHEREAS, the Credit Parties have requested that Lenders amend the Loan Agreement to, among other things, increase the Senior Debt Leverage covenant and the corresponding Applicable Advance Multiple applicable to the Borrowing Base thereunder, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

Section 1. Incorporation of the Loan Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section 2. Amendment of the Loan Agreement. The Credit Parties, Agent and Lenders hereby agree to amend the Loan Agreement as of the date hereof as follows:

(a) Section 14.02 (Senior Debt Leverage). Section 14.02 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“14.02 Senior Debt Leverage. The Credit Parties shall not permit the ratio of Senior Indebtedness, as of the date of calculation, to Adjusted EBITDA, on a consolidated basis, as of the last day of each period set forth below to exceed the ratio set forth below for the corresponding period set forth below, tested for each twelve (12) month period ending on the last day of each fiscal quarter:

Period	Ratio

For the twelve (12) month period ending December 31, 2009	2.75 to 1.0

For the twelve (12) month period ending on each of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011	3.00 to 1.0

For the twelve (12) month period ending June 30, 2011 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter	3.25 to 1.0

(b) Annex I (Defined Terms). The following new definitions of “Fourth Amendment” and “Fourth Amendment Effective Date” shall be added to Annex I of the Loan Agreement in the appropriate alphabetical order to read as follows:

“Fourth Amendment” shall mean that certain Amendment No. 4 to Loan and Security Agreement dated as of July 26, 2011 to be effective as of the Fourth Amendment Effective Date by and among the Borrowers, the other Credit Parties, Agent, for the benefit of itself and the other Lenders, and Lenders.

“Fourth Amendment Effective Date” shall mean June 30, 2011.

(c) Annex I (Defined Terms). The following definition of “Applicable Advance Multiple” in Annex I of the Loan Agreement shall be amended and restated in its entirety to read as follows:

““Applicable Advance Multiple” shall mean (i) from the Closing Date through December 31, 2009, 2.75 to 1.0 and (ii) for each date of determination thereafter, the maximum permitted ratio of Senior Indebtedness to Adjusted EBITDA, expressed as the quotient of such ratio, for the most recently specified test date set forth in Section 14.02 as of or prior to such date of determination; provided that, in no event shall the Applicable Advance Multiple exceed 3.25 to 1.0.”

(d) Exhibit A (Compliance Certificate). Exhibit A attached to the Loan Agreement shall be amended and restated in its entirety and the attached “Exhibit A” is hereby incorporated into the Loan Agreement effective as of the Fourth Amendment Effective Date.

Section 3. No Default. The Credit Parties represent and warrant to Agent that, no Default or Event of Default has occurred and is continuing under the Loan Agreement, as amended by this Amendment on and as of the Fourth Amendment Effective Date.

Section 4. Conditions of Effectiveness. This Amendment shall become effective as of the Fourth Amendment Effective Date hereof, but only upon receipt by Agent of one or more counterparts of this Amendment from each of the Borrowers, Guarantor, Agent and the Lenders, in form and substance satisfactory to Agent.

Section 5. Fees and Expenses. Borrowers agree to pay on demand all costs and expenses of, or incurred by, Agent, including but not limited to, legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 6. Reference to the Effect on the Loan Documents. Upon the effectiveness of this Amendment, (a) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import and (b) each reference in any other Loan Document to “the Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

Section 7. Security. Each Credit Party expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages heretofore, under this Amendment, or hereafter granted to Agent for the benefit of Lenders, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Loan Agreement, and all other supplements to the Loan Agreement, extend to and cover all of the obligations of Borrowers to Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

Section 8. Holdings Guaranty. The Guarantor expressly acknowledges and agrees that its Guaranty Agreement extends to and covers in full all obligations incurred by the Borrowers, directly or indirectly, in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, and such Guaranty Agreement is hereby ratified, reaffirmed, confirmed and approved.

Section 9. Representations and Warranties. Each Credit Party represents and warrants to Agent and each Lender that:

(a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

(b) the execution and delivery of this Amendment and the performance by such Credit Party of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of such Credit Party or of any agreement binding upon such Credit Party;

(c) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity);

(d) all representations and warranties of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) with the same effect as if such representations and warranties had been made on the Fourth Amendment Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which cash such representation and warranties shall have been so true and correct on and as of such earlier date); and

(e) all covenants of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true, correct and complete as of the date hereof.

Section 10. Release.

(a) To the fullest extent permitted by applicable law, in consideration of Agent and Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which the Credit Parties hereby acknowledge, each Credit Party, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of any Credit Party and any debtor-in-possession with respect to any Credit Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases, discharges and acquits Agent and Lenders and their parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), indebtedness and obligations (collectively, “Claims”) of every type, kind, nature, description or character, including, without limitation, any so-called “lender liability” claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to any Credit Party, this Amendment, the Loan Agreement, the Liabilities, any Collateral, any other Loan Document and any third parties liable in whole or in part for the Liabilities, except to the extent any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Loan Agreement or any of the other Loan Documents, including payment in full of the Liabilities.

(b) Each Credit Party hereby agrees that its obligation to release the Releasees as set forth herein shall include an obligation by such Credit Party to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (excluding any lost profits) incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than those matters caused by or resulting from a Releasees’ gross negligence or willful misconduct. The foregoing indemnity shall survive the payment in full of the Liabilities and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 11. Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

Section 12. Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

Section 13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

Section 14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a ..pdf file) of an executed counterparty signature page shall be effective as a manually executed counterpart signature hereof.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Amendment No. 4 to Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BORROWERS:

ADDUS HEALTHCARE, INC., an Illinois corporation

ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation

ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation

ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation

ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation

ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation

BENEFITS ASSURANCE CO., INC., a Delaware corporation

FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation

LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation

LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation

PHC ACQUISITION CORPORATION, a California corporation

PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation

ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation

ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans As Secretary of each of the above listed entities and in such capacity, intending by this signature to legally bind each of the above entities

(Signature Page to Amendment No. 4 to Loan and Security Agreement)

GUARANTOR:	ADDUS HOMECARE CORPORATION, a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans Secretary

(Signature Page to Amendment No. 4 to Loan and Security Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

	By:	/s/ Michael E. May
Michael E. May Vice President

Revolving Loan Commitment: $55,000,000.00 Term Loan Commitment: $5,000,000.00

EXHIBIT A

COMPLIANCE CERTIFICATE

Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the “Agreement”) of even date herewith between ADDUS HEALTHCARE, INC., a Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“Addus South Carolina”), ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation (“Addus Delaware”), and ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”), each having its principal place of business at 2401 S. Plum Grove Road, Palatine, Illinois 60067 (Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition, Professional Reliable, Addus South Carolina and Addus Delaware are collectively referred to as “Borrowers”, and Holdings is referred to as a Guarantor), FIFTH THIRD BANK, as agent (“Agent”), and each lender from time to time a party thereto (“Lenders”).

This Certificate is submitted pursuant to Section 9.03 of the Agreement.

The undersigned hereby certifies to Agent and Lenders that as of the date of this Certificate:

1. The undersigned is the                                          of Borrowers.

2. There exists no Default or Event of Default, as each such term is defined in the Agreement, or, if such Default or Event of Default exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or propose to take with respect thereto.

3. No material adverse change in the financial condition, results of operations or any other financial status of the Credit Parties and their Subsidiaries taken as a whole has occurred since December 31, 2008, or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrowers have taken or propose to take with respect thereto.

A-1

4. Borrowers are in compliance with the representations, warranties and covenants in the Agreement, or, if any representations, warranties or covenants in the Agreement are not so true and correct, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or propose to take with respect thereto.

5. The financial statements of each Borrower being concurrently delivered herewith have been prepared in accordance with GAAP consistently applied, subject to the absence of year-end adjustments and footnote disclosures, and there have been no material changes in accounting policies or financial reporting practices of such Borrower since December 31, 2008 or, if any such change has occurred, such changes are set forth in a writing attached hereto.

6. Attached hereto as Annex 1 is a true and correct calculation of the financial covenants contained in the Agreement.

7. Attached hereto as Annex 2 is a calculation of the Borrowing Base for Borrowers as of the date hereof, and based on such Annex, the Borrowing Base as of the date hereof is: $            .

By:
Its:

By:
Its:

A-2

ANNEX 1 TO COMPLIANCE CERTIFICATE

Financial Covenant Calculations

(a) Fixed Charge Coverage. The Credit Parties shall not permit the ratio of their Free Cash Flow divided by Fixed Charges, on a consolidated basis, as of the last day of each period set forth below to be less than the ratio set forth below for the corresponding period set forth below:

Period	Ratio

For the twelve (12) month period ending on December 31, 2009	1.10 to 1.0

For the twelve (12) month period ending on each of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011	1.10 to 1.0

For the twelve (12) month period ending September 30, 2011 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter	1.20 to 1.0

Fixed Charge		$
Ratio			: 1.0
Compliance	Yes:		No:

(b) Senior Debt Leverage. The Credit Parties shall not permit the ratio of Senior Indebtedness, as of the date of calculation, to Adjusted EBITDA, on a consolidated basis, as of the last day of each period set forth below to exceed the ratio set forth below for the corresponding period set forth below, tested for each twelve (12) month period ending on the last day of each fiscal quarter:

Period	Ratio

For the twelve (12) month period ending December 31, 2009	2.75 to 1.0

For the twelve (12) month period ending on each of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011	3.00 to 1.0

For the twelve (12) month period ending June 30, 2011 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter	3.25 to 1.0

A-1

Actual Senior Debt Leverage Ratio:		to 1.0
Compliance:	Yes:	No:

(c) Capital Expenditure Limitations. The Credit Parties and their Subsidiaries, on a consolidated basis, shall not make any Capital Expenditures if, after giving effect to such Capital Expenditures, the aggregate cost of all Capital Expenditures would exceed $1,250,0000.00 (the “Capex Limit”) in any Fiscal Year; provided, however, that, commencing with the Fiscal Year ending December 31, 2009, the Capex Limit referenced above shall be increased in any period by the positive amount equal to the lesser of (a) fifty percent (50%) of the Capex Limit for the immediately preceding period, and (b) the amount (if any), equal to the difference obtained by taking the Capex Limit minus the actual amount of any Capital Expenditures expended during such preceding period (the “Carry Over Amount”), and for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditure in that succeeding period.

Total Capital Expenditures (YTD)		$
Compliance:	Yes:	No:

A-2

ANNEX 2 TO COMPLIANCE CERTIFICATE

Borrowing Base Calculation

(a) Adjusted EBITDA	$

(b) Applicable Advance Multiple	(not to exceed 3.25)

(c) Senior Indebtedness (other than Revolving Loans and Letter of Credit Obligations)	$

(d) The product of (a) and (b)	$

(e) Less (c)	$